Exhibit 99.2


                            ADMINISTRATION AGREEMENT

         This ADMINISTRATION AGREEMENT, dated as of August 1, 2002 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among FORD CREDIT AUTO OWNER TRUST 2002-D, a Delaware business trust (the "Issuer"), FORD MOTOR CREDIT COMPANY, a Delaware corporation, as administrator (the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing Agreement, (ii) the Note Depository Agreement, (iii) the Interest Rate Swap Agreements and (iv) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement, the Interest Rate Swap Agreements and the Indenture being referred to hereinafter collectively as the "Related Agreements");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that will be applicable herein.

     2. Duties of the Administrator. (a) Duties with Respect to the Indenture and the Note Depository Agreement. (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Note Depository Agreement. In addition, the Administrator will consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator will prepare for execution by the Issuer, or will cause the preparation by other appropriate Persons of, all such documents, reports, filings, instruments, certificates and opinions that it will be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture, the Interest Rate Swap Agreements and the Note Depository Agreement. In furtherance of the foregoing, the Administrator will take, in the name and on behalf of the Issuer or the Owner Trustee, all appropriate action that is the duty of the Issuer or the Owner Trustee to take, if any, pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

               (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);


               (B) the  determination  as to  whether  the  requirements  of UCC
               Section 8-401(1) are met and the preparation of an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.6);

               (C) the notification of Noteholders of the final principal payment on their Notes (Section 2.8(b));

               (D) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

               (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.10);

               (F) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13);

               (G) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes if the Indenture Trustee ceases to maintain such an office (Section 3.2);

               (H) the duty to cause newly appointed Note Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

               (I) the direction to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.3);

               (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate (Section 3.4);

               (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Indenture Trust Estate (Sections 3.5 and 3.7(c));

               (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.6 and 3.9);

               (M) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

               (N) the notification of the Indenture Trustee and the Rating Agencies of an Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

               (O) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer with another entity or the transfer by the Issuer of its properties or assets (Section 3.10);

               (P) the duty to cause the Servicer to comply with Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.9 and Article VII of the Sale and Servicing Agreement (Section 3.14);

               (Q) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement and by Ford Credit or the Seller under the Purchase Agreement or any of the Swap Counterparties under the Interest Rate Swap Agreements (Section 3.19);

               (R) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto (Section 4.1);

               (S) the monitoring of the Issuer's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written certification thereof and the Opinions of Counsel relating thereto (Section 4.2);

               (T) the preparation of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(iii) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 5.1);

               (U) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default has occurred and is continuing (Section 5.4);

               (V) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

               (W) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.8 and 6.10);

               (X) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

               (Y) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

               (Z) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment, to the extent permitted, of funds in such accounts (Sections 8.2 and 8.3);

               (AA) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5);

               (AB) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

               (AC) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

               (AD) the  notification  of Noteholders of redemption of the Notes
               or  duty  to  cause  the   Indenture   Trustee  to  provide  such
               notification (Section 10.2);

               (AE) the preparation of all Officer's Certificates, Issuer Requests and Issuer Orders and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

               (AF) the preparation of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

               (AG) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 of the Indenture (Section 11.4);

               (AH)  the   preparation  and  delivery  to  Noteholders  and  the
               Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

               (AI) the recording of the Indenture, if applicable
               (Section 11.15).

                        (ii)     The Administrator will:

               (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

               (C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses (including reasonable attorneys' fees) of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture;

               (D)  indemnify  the Owner  Trustee and its  successors,  assigns, directors, officers, employees, agents and servants (collectively, the "Indemnified Parties") for, and hold them harmless against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any other Indemnified Party in any way relating to or arising out of the Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee under the Trust Agreement, except only that the Administrator will not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Indemnified Party's own willful misconduct, bad faith or negligence; and

               (E) indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and any of their respective officers, directors, employees and agents from and against any loss, liability or expense incurred by reason of (i) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Securities or (ii) any breach of the Depositor of any term, provision or covenant contained in the Sale and Servicing Agreement.

         Indemnification under this Section will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator makes any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any such amount from others, such Person will promptly repay such amounts to the Administrator, without interest.

     (b) Duties with Respect to the Interest Rate Swap Agreements. (i) Promptly following the early termination of any Interest Rate Swap Agreement due to a Termination Event or an Event of Default (as such terms are defined in each Interest Rate Swap Agreement) (unless the Indenture Trustee is selling or liquidating the Indenture Trust Estate), the Administrator agrees to use reasonable efforts to cause the Issuer to enter into a replacement interest rate swap agreement on terms similar to those of such Interest Rate Swap Agreement with an eligible swap counterparty. If and to the extent any Swap Termination Payments that are received from a Swap Counterparty are to be applied as an initial payment to a replacement Swap Counterparty, the Administrator will direct the Indenture Trustee to retain such amounts and will provide the Indenture Trustee with written instructions regarding the application and payment of such amounts.

     (ii) If a Swap Counterparty is required to collateralize the Interest Rate Swap transaction, the Administrator will send written instructions to the Indenture Trustee to establish individual collateral accounts and to hold any securities deposited therein in trust and invest any cash amounts therein in accordance with the provisions of the Interest Rate Swap Agreement.

     (iii) The Administrator will notify the Indenture Trustee of the occurrence or existence of a default, event of default or similar condition or event with respect to any credit support provider for a Swap Counterparty or any payment default with respect to any credit support provider or Swap Counterparty in amounts equal to or greater than the threshold amounts specified in, and in accordance with Section 5(a)(vi) of, the Interest Rate Swap Agreement.

     (iv) The Administrator will notify the Swap Counterparties of any proposed amendment or supplement to this Agreement or to any of the Indenture, the Purchase Agreement, the Sale and Servicing Agreement or the Trust Agreement. If such proposed amendment or supplement would adversely affect any of the Swap Counterparties' rights or obligations under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreements, the Administrator will obtain the consent of the Swap Counterparties prior to the adoption of such amendment or supplement, provided, the Swap Counterparties' consent to any such amendment or supplement will not be unreasonably withheld, and provided further, a Swap Counterparty's consent will be deemed to have been given if such Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent and in accordance with the terms of the Interest Rate Swap Agreement.

     (v) At least five days prior to the effective date of any proposed amendment or supplement to an Interest Rate Swap Agreement, the Administrator will provide the Rating Agencies with a copy of the amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in such Interest Rate Swap Agreement, an amendment or supplement to such Interest Rate Swap Agreement will be effective only after receipt of Rating Agency Confirmation.

     (vi) The Administrator will be designated as the Calculation Agent pursuant to the Interest Rate Swap Agreements and will perform such calculations and duties with respect thereto. The Administrator will calculate and provide written notification to each Swap Counterparty and to the Indenture Trustee of the notional amount of the applicable Interest Rate Swap as of each Payment Date on or before the twelfth day of the month of the related Payment Date. The Administrator will also obtain the calculation of LIBOR from the Calculation Agent under the Indenture and will calculate the amount of all Net Swap Payments, Net Swap Receipts and Swap Termination Payments payable on each Payment Date, and will provide written notification of such amounts to the appropriate Swap Counterparty and to the Indenture Trustee prior to such Payment Date.

     (c) Additional Duties. (i) In addition to the duties of the Administrator set forth above, the Administrator will perform such calculations and will prepare or will cause the preparation by other appropriate persons of, and will execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it will be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee will take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 6 of this Agreement, the Administrator will administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

     (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator will be responsible for performance of the duties of the Owner Trustee set forth in Section 3.2 of the Trust Agreement with respect to establishing and maintaining a Capital Account for each Certificateholder.

     (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator will be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice will specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

     (iv) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator will be responsible for performance of the duties of the Trust or the Owner Trustee set forth in Section 5.5(a), (b), (c) and (d), the penultimate sentence of Section 5.5 and Section 5.6(a) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

     (v) The Administrator will provide prior to April 1, 2003 a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator will be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding will no longer be required.

     (vi) The Administrator will perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

     (vii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings will be in accordance with any directions received from the Issuer and will be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     (d) Non-Ministerial Matters. (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator will not take any action unless within a reasonable time before the taking of such action, the Administrator notifies the Owner Trustee of the proposed action and the Owner Trustee has not withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" will include, without limitation:

          (A)  the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Permitted Investments);

          (C)  the amendment, change or modification of the Related Agreements;

          (D) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (E)  the removal of the Indenture Trustee.

     (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator will not be obligated to, and will not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

     3. Records. The Administrator will maintain appropriate books of account and records relating to services performed hereunder, which books of account and records will be accessible for inspection by the Issuer and the Seller at any time during normal business hours.

     4. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator will be entitled to $2,500 annually which will be solely an obligation of the Seller.

     5. Additional Information To Be Furnished to the Issuer. The Administrator will furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer will reasonably request.

     6. Independence of the Administrator. For all purposes of this Agreement, the Administrator will be an independent contractor and will not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator will have no authority to act for or represent the Issuer or the Owner Trustee in any way and will not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     7. No Joint Venture. Nothing contained in this Agreement (i) will constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) will be construed to impose any liability as such on any of them or (iii) will be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     8. Other Activities of Administrator. Nothing herein will prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

     9. Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement will continue in force until the termination of the Issuer in accordance with Section 9.1 of the Trust Agreement, upon which event this Agreement will automatically terminate.

     (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

     (c) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events will occur:

          (i) the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within ten (10) days (or, if such default cannot be cured in such time, does not give within ten (10) days such assurance of cure as is reasonably satisfactory to the Issuer);

          (ii) a court having jurisdiction in the premises enters a decree or order for relief, and such decree or order has not been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or orders the winding-up or liquidation of its affairs; or

          (iii) the Administrator commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(c) occurs, it will give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

          (d) No  resignation or removal of the  Administrator  pursuant to this
     Section 9 will be effective until (i) a successor Administrator has been appointed by the Issuer and (ii) such successor Administrator has agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer will provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

          (e) The appointment of any successor Administrator will be effective only after receipt of Rating Agency Confirmation with respect to the proposed appointment.

          (f) Subject to Sections 9(d) and 9(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator will immediately resign and such successor Servicer will automatically become the Administrator under this Agreement.

     10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or
(c), respectively, the Administrator will be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator will forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator.
In the event of the  resignation or removal of the  Administrator  pursuant to
Section 9(b) or (c), respectively, the Administrator will cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     11. Notices. Any notice, report or other communication given hereunder will be in writing and addressed of follows:


             (a)  if to the Issuer or the Owner Trustee, to:

                  Ford Credit Auto Owner Trust 2002-D
                  c/o Wachovia Bank of Delaware, National Association One Rodney Square
                  920 King Street
                  Suite 102
                  Wilmington, Delaware 19801
                  Attention: Corporate Trust Administration
                  Telephone: 302-888-1137

             (b)  if to the Administrator, to:

                  Ford Motor Credit Company
                  Ford Motor Company World Headquarters
                  Office of the General Counsel
                  One American Road
                  Suite 1034-A1
                  Dearborn, Michigan  48126
                  Attention:  Secretary
                  Telephone: (313) 594-9876
                  Facsimile: (313) 248-7613

             (c)  if to the Indenture Trustee, to:

                  The Bank of New York
                  101 Barclay Street
                  New York, New York  10286
                  Attention:  Structured Finance Services -
                  Asset Backed Securities, Ford 2002-D
                  Telephone: (212) 815-4389
                  Facsimile:  (212) 815-2493

or to such other address as any party will have provided to the other parties in writing. Any notice required to be in writing hereunder will be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

     12. Amendments. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and Certificateholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing all of the Aggregate Certificate Balance.

     (b) Upon any proposed amendment or supplement to this Agreement pursuant to this Section 12, if such proposed amendment or supplement would adversely affect any of the Swap Counterparty's rights or obligations under the Interest Rate Swap Agreements or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreements, then the Administrator will obtain the consent of the Swap Counterparties prior to the adoption of such amendment or supplement, provided each Swap Counterparty's consent will not be unreasonably withheld, and provided, further, each Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent and in accordance with the terms of the Interest Rate Swap Agreements.

     13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to receipt of Rating Agency Confirmation in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, will bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement will bind any successors or assigns of the parties hereto.

     14. Governing Law. This agreement will be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder will be determined in accordance with such laws.

     15.   Headings.   The  Section  headings  hereof  have  been  inserted  for
convenience of reference only and will not be construed to affect the meaning, construction or effect of this Agreement.

     16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed will be an original, but all of which together will constitute but one and the same agreement.

     17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

     18. Not Applicable to Ford Credit in Other Capacities. Nothing in this Agreement will affect any right or obligation Ford Credit may have in any other capacity.

     19.  Limitation  of  Liability  of Owner  Trustee  and  Indenture  Trustee.
(a)Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by Wachovia Bank of Delaware, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will Wachovia Bank of Delaware, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event will The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer.

     20. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

     21. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee and the Indenture Trustee will not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee will not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               FORD CREDIT AUTO OWNER TRUST 2002-D

                               By:      WACHOVIA BANK OF DELAWARE,
                                        NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By: _____________________________
                                            Name:
                                            Title:


                               THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee


                                        By: ______________________________
                                            Name:  John Bobko
                                            Title:   Assistant Treasurer


                               FORD MOTOR CREDIT COMPANY, as Administrator


                                        By: _______________________________
                                            Name:  Emily E. Smith-Sulfaro
                                            Title:    Assistant Secretary

                                                                    APPENDIX A


                              Definitions and Usage